$36.5B total economic benefits	$15.0B personal income including wages and benefits, with $7.6 billion for construction workers	$4.7B tax revenues ($1.5 billion state/local and $3.2 billion federal)
189.9M hours of on-site union construction work created	212.1K total jobs generated across communities	123.3K housing and healthcare units nationwide, with 67% affordable

“By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates’ pension capital, it reinforces the health of our pension funds.”

Sean McGarvey
President, North America’s Building Trades Unions
Trustee, AFL-CIO Housing Investment Trust

* Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America project data. The data is current as of December 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

HELPING BUILD AMERICA–THE UNION WAY

JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Jobs	Hours
Boilermakers	845	1,700,140
Bricklayers (including tile setters)	6,023	12,114,970
Carpenters	17,108	34,460,370
Cement Masons	3,590	7,152,390
Electrical Workers	14,277	28,704,160
Elevator Constructors	657	1,318,110
Insulators	1,192	2,397,040
Ironworkers	2,690	5,411,360
Laborers	12,300	24,722,710
Operating Engineers	3,384	6,801,450
Other	6,976	14,022,160
Painters	7,481	15,041,930
Plumbers	10,398	20,904,030
Roofers	3,115	6,265,400
Sheet Metal Workers	2,986	6,004,150
Teamsters	1,449	2,912,890
Grand Total	94,470	189,933,260

* Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America project data. The data is current as of December 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.